MIROVA GLOBAL GREEN BOND FUND

(the “Fund”)

Supplement dated September 1, 2020 to the Prospectus of the Mirova Global Green Bond Fund, dated May 1, 2020, as may be revised and supplemented from time to time.

Effective September 1, 2020, Bertrand Rocher has joined the portfolio management team of the Fund.

The information under the subsection “Portfolio Managers” in the section “Management” in the Fund Summary is revised to include the following:

Bertrand Rocher, has served as portfolio manager of the Fund since 2020.

The subsection “Meet the Funds’ Portfolio Managers” under the section “Management Team” in the Prospectus is revised to include the following under “Mirova US”:

Bertrand Rocher – Bertrand Rocher has served as a portfolio manager of the Mirova Global Green Bond Fund since 2020. Mr. Rocher is Portfolio Manager/Senior Credit Analyst with Mirova which he joined in 2018. Prior to joining Mirova, Mr. Rocher was Cyclical and High Yield sector analyst at Ostrum AM from 2010 to 2018.  Mr. Rocher graduated from the SKEMA Business School and holds a master's degree in Finance from The Paris Institute of Political Studies and has over 22 years of investment experience.